UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2013

STOCK BUILDING SUPPLY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400

Raleigh, North Carolina 27617

(Address of principal executive offices) (Zip Code)

(919) 431-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.

Director Nomination Agreement

On August 14, 2013, in connection with the closing of the initial public offering (the “Offering”) of Stock Building Supply Holdings, Inc. (the “Company”), the Company entered into a director nomination agreement (the “Director Nomination Agreement”) with Gores Building Holdings, LLC (“Gores Holdings”). The Director Nomination Agreement provides Gores Holdings the right to designate nominees for election to the Company’s board of directors for so long as Gores Holdings beneficially owns 10% or more of the total number of shares of common stock of the Company then outstanding.

The number of nominees that Gores Holdings is entitled to designate under the Director Nomination Agreement will bear the same proportion to the total number of members of the Company’s board of directors as the number of shares of common stock beneficially owned by Gores Holdings bears to the total number of shares of common stock outstanding, rounded up to the nearest whole number. In addition, Gores Holdings shall be entitled to designate the replacement for any of its board designees whose board service terminates prior to the end of the director’s term regardless of Gores Holdings’ beneficial ownership at such time. Gores Holdings shall also have the right to have its designees participate on committees of the Company’s board of directors proportionate to its stock ownership, subject to compliance with applicable law and stock exchange rules. The Director Nomination Agreement will terminate at such time as Gores Holdings owns less than 10% of the Company’s outstanding common stock.

The provisions of the Director Nomination Agreement are substantially identical to the form of such document filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 (File No. 333-189368) (as amended, the “Registration Statement”) and as described therein. The foregoing is only a summary of the material terms of the Director Nomination Agreement and does not purport to be complete, and is qualified in its entirety by reference to the Director Nomination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Employment Agreements

On August 14, 2013, the company amended and restated the employment agreements with each of Jeffrey G. Rea, James F. Major, Jr. and Bryan J. Yeazel, in connection with the closing of the Offering. The provisions of the amended and restated employment agreements are substantially identical to the form of such documents filed as Exhibits 10.26, 10.27 and 10.28, respectively, to the Registration Statement and as described therein. The foregoing is only a summary of the material terms of the amended and restated employment agreements and does not purport to be complete, and is qualified in its entirety by reference to the amended and restated employment agreements, which are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Indemnification Agreements

On August 14, 2013, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the Offering. The indemnification agreements provide, to the fullest extent permitted under law, indemnification against all expenses and liabilities (each as defined in the indemnification agreements) arising out of or resulting from indemnitee’s status as a director, officer, employee, agent or fiduciary of the Company or any direct or indirect subsidiary of the Company or any other entity when serving in such capacity at the Company’s request. In addition, the indemnification agreements provide that the Company will pay in advance of a final disposition of a claim, to the extent not prohibited by law, related expenses as and when incurred by the indemnitee, subject to certain requirements set forth in the indemnification agreements.

The provisions of the indemnification agreements are substantially identical to the form of such document filed as Exhibit 10.20 to the Registration Statement and as described therein. The foregoing is only a summary of the material terms of the indemnification agreements and does not purport to be complete, and is qualified in its entirety by reference to the form of indemnification agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2013, in connection the closing of the Offering, the Company filed with the Secretary of State of Delaware an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and adopted amended and restated Bylaws (the “Amended and Restated Bylaws”) to effect, among other things, the conversion and reclassification of all of the Company’s outstanding Class A common stock, Class B common stock, Class A Junior preferred stock, Class B Senior preferred stock and Class C Convertible preferred stock into a single class of common stock.

The provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially identical to the form of such documents filed as Exhibits 3.4 and 3.5 to the Registration Statement and as described therein. The foregoing is only a summary of the material terms of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and does not purport to be complete, and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2 and are incorporated herein by reference.

Item 8.01 Other Events.

On August 14, 2013, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Stock Building Supply Holdings, Inc.
3.2	Amended and Restated Bylaws of Stock Building Supply Holdings, Inc.
10.1	Director Nomination Agreement, dated as of August 14, 2013, by and among Stock Building Supply Holdings, Inc. and Gores Building Holdings, LLC
10.2	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and Jeffrey G. Rea
10.3	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and James F. Major, Jr.
10.4	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and Bryan J. Yeazel
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.20 to the Stock Building Supply Holdings, Inc. Registration Statement on Form S-1, as amended, filed with the Commission on June 14, 2013 (File No. 333-189368))
99.1	Press release dated August 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK BUILDING SUPPLY HOLDINGS, INC.

	By	/s/ Bryan J. Yeazel
Bryan J. Yeazel Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary
Date: August 14, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of Stock Building Supply Holdings, Inc.
3.2	Amended and Restated Bylaws of Stock Building Supply Holdings, Inc.
10.1	Director Nomination Agreement, dated as of August 14, 2013, by and among Stock Building Supply Holdings, Inc. and Gores Building Holdings, LLC
10.2	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and Jeffrey G. Rea
10.3	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and James F. Major, Jr.
10.4	Amended and Restated Employment Agreement, dated as of August 14, 2013, between Stock Building Supply Holdings, Inc. and Bryan J. Yeazel
10.5	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.20 to the Stock Building Supply Holdings, Inc. Registration Statement on Form S-1, as amended, filed with the Commission on June 14, 2013 (File No. 333-189368))
99.1	Press release dated August 14, 2013